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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 13, 2008

                             BSD MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)

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              Delaware                    0-10783                75-1590407
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  (State or other jurisdiction        (Commission File        (IRS Employer
       of incorporation)                   Number)            Identification)
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                              2188 West 2200 South
                           Salt Lake City, Utah 84119
          (Address of principal executive offices, including Zip Code)
       Registrant's telephone number, including area code: (801) 972-5555


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

         BSD Medical Corporation issued a press release on February 13, 2008. A copy of the press release is hereby furnished as Exhibit 99.1 attached hereto.

Item 9.01     Financial Statements and Exhibits.

(d)        Exhibits

99.1       Press Release of BSD Medical Corporation dated February 13, 2008







                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 13, 2008
                                     By: /s/  Hyrum A. Mead
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                                         Hyrum A. Mead
                                         President

                                 EXHIBIT INDEX

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  Exhibit No.   Description
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      99.1     Press Release of BSD Medical Corporation dated February 13, 2008.
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